 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

Newpark Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, Texas	77381
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 362-6800

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensating Arrangements of Certain Officers.

On February 16, 2016, the executive management of Newpark Resources, Inc. (the “Company”) voluntarily agreed to a ten percent (10%) reduction in their base salary for the period from March 1, 2016 until December 31, 2016 (the “Temporary Reduction Period”). Included in the group of people undertaking the salary reduction are the individuals identified as the Company’s named executive officers in the Company’s 2015 proxy statement. The following table sets forth, for each officer, their existing base salary (the “Existing Base Salary”) and their reduced base salary (the “Reduced Base Salary”).

Executive/Title	Existing Base Salary	Reduced Base Salary
Paul L. Howes, President and Chief Executive Officer	$750,000	$675,000
Gregg S. Piontek, Vice President and Chief Financial Officer	$368,500	$331,650
Bruce C. Smith, Executive Vice President and President of Fluids Systems	$416,000	$374,400
Mark J. Airola, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary	$385,000	$346,500
Jeffery L. Juergens, Vice President and President of Mats and Integrated Services	$360,000	$324,000

In connection with the temporary salary reduction, each of the executive officers listed above, with the approval of the Compensation Committee of the Company’s Board of Directors (and with respect to Mr. Howes, the independent members of the Board of Directors), entered into substantially similar amendments to their respective employment agreements (the “Amendments”) to reflect the temporary salary decrease.

The actual salary paid in 2016 (as reduced pursuant the Amendments) will be used for purposes of determining bonuses payable to the executive management, if any, under the 2010 Annual Cash Incentive Plan. Notwithstanding the temporary reduction in the base salary, for purposes of calculating any severance payment or payments upon a change in control which may become payable during the Temporary Reduction Period in accordance with each respective employment agreements or other agreements between the Company and Messrs. Howes, Piontek, Smith, Airola, and Juergens, such payments will continue to be based upon the Existing Base Salary. Except as modified by the respective Amendments, the employment agreements otherwise remain in effect.

     The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached hereto as exhibits and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Amended and Restated Employment Agreement dated as of February 16, 2016, between Newpark Resources, Inc. and Paul L. Howes.

10.2	Amendment to Employment Agreement dated as of February 16, 2016 between Newpark Resources, Inc. and Gregg S. Piontek.

10.3	Amendment to Employment Agreement dated February 16, 2016 between Newpark Resources, Inc. and Bruce C. Smith.

10.4	Amendment to Employment Agreement dated February 16, 2016 between Newpark Resources, Inc. and Mark J. Airola.

10.5	Amendment to Employment Agreement dated February 16, 2016 between Newpark Resources, Inc. and Jeffery L. Juergens.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Date: February 17, 2016	By:	/s/ Gregg S. Piontek
Gregg S. Piontek
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Amended and Restated Employment Agreement dated as of February 16, 2016, between Newpark Resources, Inc. and Paul L. Howes.

10.2	Amendment to Employment Agreement dated as of February 16, 2016 between Newpark Resources, Inc. and Gregg S. Piontek.

10.3	Amendment to Employment Agreement dated February 16, 2016 between Newpark Resources, Inc. and Bruce C. Smith.

10.4	Amendment to Employment Agreement dated February 16, 2016 between Newpark Resources, Inc. and Mark J. Airola.

10.5	Amendment to Employment Agreement dated February 16, 2016 between Newpark Resources, Inc. and Jeffery L. Juergens.